Loss on sale of vessels (Tables)	3 Months Ended
Mar. 31, 2020
Loss on sale of vessels
Schedule of Capital Leased Assets

The loss on the sale of vessel for the three months ended March 31, 2019 is calculated as follows:

Seamaster
Sales proceeds (1)	9,700,000
Net book value of vessel	(15,979,901)
Sales related costs	(289,862)
Net loss on sale of vessel	(6,569,763)

There was no sale of vessels in the three months ended March 31, 2020.

(1) Proceeds from sale of vessel per the condensed consolidated statement of cash flows is $17.6 million as this includes proceeds of $7.9 million related to the Ardmore Seatrader that was held for sale at 31 December 2018 and delivered to the buyer in January 2019.